UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 11, 2005

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586

2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5230	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5230	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 500 South 27th Street Decatur, Illinois 62521 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 Entry into a Material Definitive Agreement.

On February 11, 2005, the Human Resources Committee of the Board of Directors of Ameren Corporation (“Ameren”) authorized, as a component of Ameren’s 2005 executive compensation program, the award of restricted stock to the executive officers and certain key employees of Ameren and its subsidiaries, including Union Electric Company, doing business as AmerenUE (“UE”), Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company (“Genco”), CILCORP Inc. (“CILCORP”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”) and Illinois Power Company, doing business as AmerenIP (“IP”), collectively referred to as the “Registrants.” The restricted stock was awarded pursuant to Ameren’s Long-Term Incentive Plan of 1998 which was approved by Ameren shareholders at its 1998 annual meeting (a copy of the plan was filed as Exhibit 10.1 to Ameren’s Annual Report on Form 10-K for the fiscal year ended December 31, 1998). The form of restricted stock award is attached as Exhibit 10.1 and is incorporated herein by reference.

Also as a component of Ameren’s 2005 executive compensation program, Ameren, on February 11, 2005, commenced communication to the Registrants’ executive officers of the of the 2005 Ameren Executive Incentive Plan. This plan, which was established by Ameren’s Board of Directors, provides specific, direct relationships between corporate performance results and short-term incentive compensation. The 2005 Ameren Executive Incentive Plan is attached as Exhibit 10.2 and is incorporated herein by reference. Included as a part of this exhibit is a schedule reporting the range of 2005 bonus targets for executive officers under the plan expressed as a percentage of base salary. The schedule also reports the 2005 base salary, as well as the 2005 restricted stock awards discussed above and the bonuses authorized for payment under the 2004 Ameren Executive Incentive Plan, for the chief executive officer and four most highly compensated executive officers of the Registrants. The 2004 Ameren Executive Incentive Plan was filed as Exhibit 10.7 to Ameren’s combined Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

On February 11, 2005, Ameren’s Board of Directors renamed its Contributions Committee the Public Policy Committee to be effective after Ameren’s annual meeting of shareholders on April 26, 2005. The Public Policy Committee will be responsible for reviewing and overseeing Ameren’s policies, practices and performance with respect to corporate citizenship and public affairs considerations affecting Ameren’s relationship and reputation with its key constituents in addition to its current function of making policies and recommendations with respect to charitable and other contributions. In consideration of this committee’s added responsibilities, Ameren’s Board of Directors authorized an additional annual cash retainer of $10,000 for the chairperson of the Public Policy Committee.

Also on February 11, 2005, Ameren’s Board of Directors authorized an additional annual cash retainer of $10,000 for the chairperson of its Nuclear Oversight Committee.  The Nuclear Oversight Committee was formed by Ameren’s Board in December 2004 to provide Board-level oversight of UE’s nuclear power facility as well as long-term plans and strategies of Ameren’s nuclear power program.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 11, 2005, the Board of Directors of Ameren elected Gayle P. W. Jackson, Ph.D., to fill a vacancy on the Board. No arrangement or understanding exists between Dr. Jackson and Ameren, or to Ameren’s knowledge, any other person or persons pursuant to which Dr. Jackson was selected as a director. Also on February 11, 2005, Ameren’s Board nominated Dr. Jackson to its Public Policy Committee discussed above to commence service after Ameren’s annual meeting of shareholders on April 26, 2005, subject to her re-election as director at that meeting. Dr. Jackson is currently the President of Energy Global, Inc., a consulting firm which specializes in corporate development, diversification and government relations strategies for energy companies. Dr. Jackson had no reportable business relationship with Ameren and its subsidiaries in 2004 or any currently proposed business relationship that is required to be reported under Item 404(a) of SEC Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01  Financial Statements and Exhibits.

Exhibit Number:               Title:

10.1                     Form of Restricted Stock Award
10.2                     2005 Ameren Executive Incentive Plan

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

AMEREN ENERGY GENERATING COMPANY
(Registrant)

/s/ Martin J. Lyons

---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CILCORP Inc.
(Registrant)

/s/ Martin J. Lyons
---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Martin J. Lyons

---------------------------------------
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

ILLINOIS POWER COMPANY
(Registrant)

/s/ Martin J. Lyons
   ------------------------------------------------
   Martin J. Lyons
   Vice President and Controller
   (Principal Accounting Officer)

Date: February 14, 2005